SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           _________________________

                                   FORM 8-K
                                CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934
                          _________________________
Date of Report (date of earliest event reported):  February 6, 2004

                      MID-WISCONSIN FINANCIAL SERVICES, INC.

              (Exact name of registrant as specified in its charter)

WISCONSIN                     0-18542                 06-1169935
(State or Other            (Commission File         (IRS Employer
Jurisdiction of               Number)                Identification
Incorporation)                                        Number)

                            132 WEST STATE STREET
                              MEDFORD, WI 54451
           (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
               Registrant's telephone number, including area code

Item 5. Other Events and Regulation FD Disclosure.

On February 6, 2004, Mid-Wisconsin Financial Services, Inc. reported net income of $991,000 or $0.59 basic and diluted earnings per share for the quarter ended December 31, 2003, as compared to $1.2 million, or $0.71 per share for the quarter ended December 31, 2002.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.
                 99.1 Press release dated February 6, 2004

Item 9. Regulation FD Disclosure

On February 6, 2004, Mid-Wisconsin Financial Services, Inc. issued a press release announcing its earnings for the quarter ended December 31, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 9 by reference.


Item 12. Results of Operation and Financial Condition

On February 6, 2004, Mid-Wisconsin Financial Services, Inc. issued a press release announcing its earnings for the quarter ended December 31, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 12 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  February 6, 2004              By: GENE C. KNOLL
                                         Gene C. Knoll
                                         President and Chief Executive Officer


                                 EXHIBIT INDEX
                                      to
                                   FORM 8-K
                                      of
                      MID-WISCONSIN FINANCIAL SERVICES, INC.
                              Dated February 6, 2004
                   Pursuant to Section 102(d) of Regulation S-T
                          (17 C.F.R. Section 232.102(d))

99.1 Press release dated February 6, 2004